                                                                    Exhibit 10.3


                                  $815,828,000

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                                  $244,159,000
             SERIES A ZERO COUPON CONVERTIBLE SENIOR NOTES DUE 2021

                                  $571,669,000
             SERIES B ZERO COUPON CONVERTIBLE SENIOR NOTES DUE 2021

                          REGISTRATION RIGHTS AGREEMENT

                                                                    May 25, 2001

SALOMON SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

         Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "COMPANY"), proposes to issue and sell to Salomon Smith Barney Inc. (the "INITIAL PURCHASER"), upon the terms set forth in a purchase agreement, dated May 7, 2001 (the "PURCHASE AGREEMENT"), $244,159,000 in aggregate principal amount at maturity of its Series A Zero Coupon Convertible Senior Notes due 2021 ($292,991,000 in aggregate principal amount at maturity if the Initial Purchaser exercises its option pursuant to the Purchase Agreement) (the "SERIES A NOTES") and $571,669,000 in aggregate principal amount at maturity of its Series B Zero Coupon Convertible Senior Notes due 2021 ($686,003,000 in aggregate principal amount at maturity if the Initial Purchaser exercises its option pursuant to the Purchase Agreement) (the "SERIES B NOTES" and, together with the Series A Notes, the "NOTES"). The Notes will be convertible into Shares (the "SHARES"), each consisting of one share of common stock of the Company and one Class B share of Starwood Hotels & Resorts, a Maryland real estate investment trust (the "TRUST"), at the conversion price set forth in the Offering Memorandum dated May 7, 2001 (the "Offering Memorandum"). The Notes will be issued pursuant to an Indenture, dated as of May 25, 2001 (the "INDENTURE"), among the Company, each guarantor listed on the signature pages thereto (the "GUARANTORS") and Firstar Bank, N.A., as trustee (the "TRUSTEE"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company and the Guarantors agree with the Initial Purchaser, (i) for the benefit of the Initial Purchaser and (ii) for the benefit of the holders of the Notes and the Shares issuable upon conversion or redemption of the Notes (collectively, the "SECURITIES") from time to time until such time as such Securities have been sold pursuant to a Shelf Registration Statement (as defined below) (each of the foregoing a "HOLDER" and, together, the "HOLDERS"), as follows:

         1. Shelf Registrations. The Company and the Guarantors, as applicable, shall take the following actions:

                  (a) The Company and the Trust shall use their reasonable efforts to file with the Securities and Exchange Commission (the "COMMISSION") not later than the date 90 days after the earliest date of original issuance of any of the Notes (the "ISSUE DATE") and thereafter use their reasonable efforts to cause to be declared effective as promptly as practicable but in no event later than the date 150 days after the Issue Date a registration statement (the "SHARES SHELF REGISTRATION STATEMENT") on such form under the Securities Act of 1933, as amended (the

         "Securities Act") as the Company deems appropriate relating to the offer and sale of the Shares issuable upon conversion of the Notes by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shares Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHARES SHELF REGISTRATION"); provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shares Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The Company and the Guarantors shall file with the Commission not later than the date 365 days after the Issue Date (such 365th day being the "FILING DEADLINE") and thereafter use their reasonable efforts to cause to be declared effective as promptly as practicable but in no event later than the date 450 days after the Issue Date (such 450th day being the "EFFECTIVENESS DEADLINE") a registration statement (the "NOTES SHELF REGISTRATION STATEMENT" and, together with the Shares Shelf Registration Statement, the "SHELF REGISTRATION STATEMENTS") on such form under the Securities Act as the Company may deem appropriate relating to the offer and sale of the Transfer Restricted Securities (as defined herein) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Notes Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "NOTES SHELF REGISTRATION" and, together with the Shares Shelf Registration, the "SHELF REGISTRATIONS"); provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Notes Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (c) Subject to Section 2(c) hereof, the Company and the Guarantors shall use their reasonable efforts to keep the Shelf Registration Statements continuously effective in order to permit the prospectuses included therein to be lawfully delivered by the Holders of the relevant Securities, until the earliest of the date two years (or for such longer period if extended pursuant to Section 2(i) below) from the last date of original issuance of any of the Notes (provided that the Company or the Guarantors provide an opinion of counsel or an no-action letter of the Commission that exemption under Rule 144(k) under the Securities Act is then available for both the Notes and the Shares issuable upon conversion for non-affiliates of the Company or the Guarantors, as applicable, with respect to either Shelf Registration Statement) and the date when all the Transfer Restricted Securities covered by either Shelf Registration Statement have been sold pursuant thereto (in any case, such period being called the "SHELF REGISTRATION PERIOD"). In the event that the Company or the Guarantors fail to provide such opinion of counsel or no-action letter, the Company and the Guarantors shall use their reasonable efforts to keep the Shelf Registration Statements continuously effective until such time as either of them deliver such opinion of counsel or no-action letter.

                  (d) Notwithstanding any other provision of this Agreement to the contrary, the Company and the Guarantors shall cause the Shelf Registration Statements and the related prospectuses and any amendment or supplement thereto, as of the effective date of such Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) The Company shall mail a notice of registration statement and selling securityholder notice and questionnaire, in substantially the form attached as Annex A to the Offering Memorandum (a "NOTICE AND QUESTIONNAIRE"), to each Holder to obtain certain information regarding such Holder for use in connection with the prospectus included in any Shelf Registration Statement. To be named as a selling securityholder in any Shelf Registration Statement and the related prospectus at the time of such Shelf Registration Statement's effectiveness, Holders must complete and deliver to the Company and the Guarantors the completed Notice and Questionnaire at least three (3) Business Days prior to the intended distribution of Transfer Restricted Securities pursuant to such Shelf Registration Statement. Thereafter, any Holder wishing to sell Transfer Restricted Securities pursuant to either Shelf Registration Statement and related prospectus shall deliver a Notice and Questionnaire to the Company. From and after the date a Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable but in any event within five (5) Business Days of receipt of a Notice and Questionnaire is delivered (i) if required by applicable law, file with the Commission a post-effective amendment to the applicable Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in such applicable Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law and, if the Company and the Guarantors shall file a post-effective amendment to such applicable Shelf Registration Statement, use reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") that is thirty (30) days after the date such post-effective amendment is required by this clause to be filed and (ii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1(d)(i); provided, however, notwithstanding the foregoing, if such Notice and Questionnaire is delivered during a Deferral Period (as defined in Section 2(c)), the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i) and (ii) above upon expiration of the Deferral Period in accordance with Section 2(b). Each Holder that delivers, at any time, a duly completed Notice of Questionnaire together with such other information as may be reasonably requested of such Holder pursuant to this Agreement, and that is named as a selling securityholder in an effective Shelf Registration Statement or post-effective amendment thereto, is hereafter referred to as a "NOTICE HOLDER" with respect to such Shelf Registration Statement. Notwithstanding anything contained herein to the contrary, (i) the Company and the Guarantors shall be under no obligation to name any Holder as a selling securityholder in any Shelf Registration Statement or related prospectus unless and until such Holder shall have timely delivered a completed Notice and Questionnaire, together with such other information regarding such Holder and the intended distribution as may be reasonably requested by the Company and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to ten (10) days from the expiration of a Deferral Period (and the Company and the Guarantors shall incur no obligation to pay Additional Interest during such extension) if such Deferral Period is in effect on the Amendment Effectiveness Deadline Date; and provided further, however, that the Company and the Guarantors shall not be obligated to file more than one
         (1) post-effective amendment or supplement in any thirty (30) day period following the date the applicable Shelf Registration Statement is declared effective for the purpose of naming Holders as selling securityholders who were not named in such Shelf Registration Statement at the time of effectiveness. Each Holder of Transfer Restricted Securities agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to either Shelf Registration Statement and related prospectus, it will do so only in accordance with this
         Section 1(d) and Section 2(c) hereof.

         2. Registration Procedures. In connection with any Shelf Registration required by Section 1 hereof, the following provisions shall apply:

                  (a) The Company and the Guarantors shall furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statements and each amendment thereof and each supplement, if any, to the prospectuses included therein and in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statements, the Company and the Guarantors shall use their reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose within a reasonable period of time.

                  (b) Subject to Section 2(c), upon the occurrence of any change or event, as a result of which any Shelf Registration Statement or prospectus contained therein shall (i) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) otherwise not be effective or usable for resale of Transfer Restricted Securities during the period required by this Agreement (a "Material Event"), the Company and the Guarantors shall file as promptly as practicable an appropriate amendment to such Shelf Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and prospectus curing such defect and, in the case of an amendment to the Shelf Registration Statement, use their reasonable efforts to cause such amendment to be declared effective as soon as practicable.

                  (c) Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of proceedings with respect to any Shelf Registration Statement under Section 8(d) or 8(c) of the Securities Act or (B) the occurrence of a Material Event or a prospective Material Event and the general counsel of the Company reasonably determines that the disclosure of material non-public information pursuant to Section 2(b) would have a material adverse effect on the Company and its subsidiaries taken as a whole, the Company (on behalf of itself and the Guarantors) shall give notice to the Notice Holders that the availability of such Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Transfer Restricted Securities pursuant to such Shelf Registration Statement until such Notice Holder is advised in writing by the Company and the Guarantors that the prospectus may be used, and has received copies the amended or supplemented prospectus or of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company and the Guarantors, as applicable, will use reasonable efforts to ensure that the use of the prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable or (y) in the case of clause (B) above, as soon as, in the sole judgment of the general counsel of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter. The Company shall be entitled to exercise its right under this Section 2(c) to suspend the availability of the Shelf Registration Statements or any prospectus, without incurring or accruing any obligation to pay Additional Interest pursuant to Section 6, for one or more periods not to exceed 45 days (or 75 days if a previously undisclosed proposed or pending material business transaction was required to be disclosed and such disclosure would, in the good faith judgment of the General Counsel of the Company, impede the Company's ability to consummate such transaction) in any 90-day period and not to exceed, in the aggregate, 90 days in any 360-day period (such period, during which the availability of the Shelf Registration Statements and any prospectus is suspended being a "DEFERRAL PERIOD").

                  (d) The Company and the Guarantors shall make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Shelf Registration Statement.

                  (e) The Company (on behalf of itself and the Guarantors) shall furnish to each Notice Holder included within the coverage of any Shelf Registration, upon request and without charge, at least one copy of the applicable Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules.

                  (f) The Company (on behalf of itself and the Guarantors) shall, during the Shelf Registration Period, deliver to each Notice Holder included within the coverage of any Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the applicable Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. Subject to the provisions of this Agreement, the Company and the Guarantors consent to the use of the prospectus or any amendment or supplement thereto by each Notice Holder of the Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus, or any amendment or supplement thereto, included in the applicable Shelf Registration Statement.

                  (g) Prior to any public offering of the Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Company and the Guarantors shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification of the Transfer Restricted Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Notice Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by any Shelf Registration Statement; provided, however, that the Company and the Guarantors shall not be required to (i) qualify generally to do business in any jurisdiction where they are not then so qualified or (ii) take any action which would subject them to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (h) In connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, the Company and the Guarantors shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing the Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Notice Holders may request in writing a reasonable period of time prior to sales of the Transfer Restricted Securities pursuant to such Shelf Registration Statement.

                  (i) If the Company (on behalf of itself and the Guarantors) delivers a Deferral Notice, then the Initial Purchaser and the Notice Holders shall suspend use of the applicable prospectus, and the period of effectiveness of each Shelf Registration Statement provided for in
         Section 1(c) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchaser and the Holders shall have received an amended or supplemented prospectus pursuant to Section 2(e).

                  (j) Not later than the effective date of any Shelf Registration Statement, the Company and the Guarantors will provide a CUSIP number for the Notes and the Shares registered under such Shelf Registration Statement, and provide the trustee with printed certificates for such Notes, in a form eligible for deposit with The Depository Trust Company.

                  (k) The Company and the Guarantors will use their reasonable best efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to any Shelf Registration and will make generally available to its security holders with respect to any Shelf Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Shelf Registration Statement; provided, that if the information required by this Section 3(k) is filed with the Commission and is publicly available, it shall be deemed to have satisfied its obligation to furnish such information to its securityholders pursuant to this Section 3(k).

                  (l) The Company and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and, in connection therewith, shall cooperate with the Trustee and Holders to effect such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company and the Guarantors shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (m) The Company and the Guarantors may require each Holder that proposes to sell Transfer Restricted Securities pursuant to any Shelf Registration Statement to furnish to the Company and the Guarantors a properly completed Notice and Questionnaire together with such information regarding the Holder and the distribution of the Transfer Restricted Securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company and the Guarantors may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (n) The Company and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

                  (o) The Company and the Guarantors shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to any Shelf Registration Statement and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and (ii) cause the Company's and the Guarantors' officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 hereof ; provided, further, the Company and the Guarantors shall have no obligation to provide any information to any person that has not entered into agreement, in form reasonably satisfactory to the Company, providing that such person shall keep such information confidential and use such information only for the due diligence purposes in connection with the applicable Shelf Registration.

                  (p) The Company and the Guarantors, if requested by any Notice Holder covered by any Shelf Registration Statement, shall cause (i) their counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Notice Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(n) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence, to such counsel's knowledge, of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with such Shelf

         Registration Statement, the offering and sale of the Securities, or any agreement of the type referred to in Section 2(n) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, at the time the foregoing opinion is delivered, such counsel shall additionally state that in the course of the preparation of such Shelf Registration Statement, it has participated in conferences with officers and other representatives of the Company and the Guarantors, including their other counsel and independent public accountants, and your representatives, during the course of which the contents of the Shelf Registration Statement and related matters were discussed and, although it has not independently checked the accuracy or completeness of, or otherwise verified, and is not passing upon, and assumes no responsibility for, the accuracy, completeness or fairness of the statements contained in the Shelf Registration Statement, except to the extent specified in therein, and although it has relied as to facts necessary to the determination of materiality, to a certain extent, upon the judgment of officers and representatives of the Company, as a result of such consideration and participation, nothing has come to its attention which causes it to believe that, as of its date and the Closing Date, the Shelf Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements, financial and statistical data and supporting schedules included or incorporated by reference in the Shelf Registration Statement); (ii) their officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the Securities and (iii) their independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in such Shelf Registration Statement to provide to the Notice Holders and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by the applicable Statement of Auditing Standards.

                  (q) The Company will provide promptly to the Initial Purchaser and each Holder, upon request, each document filed by the Company and the Guarantors with the Commission pursuant to the requirements of
         Section 13 or Section 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

         3. Registration Expenses. (a) All expenses incident to the Company's and the Guarantors' performance of and compliance with this Agreement will be borne by the Company, regardless of whether any Shelf Registration Statement is ever filed or becomes effective, including without limitation;

                  (i)  all registration and filing fees and expenses;

                  (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

                  (iii) all expenses of printing (including printing of prospectuses), messenger and delivery services and telephone;

                  (iv) all fees and disbursements of counsel for the Company and the Guarantors;

                  (v) all application and filing fees in connection with listing the Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company and the Guarantors.

         (b) In connection with any Shelf Registration Statement required by this Agreement, the Company and the Guarantors will reimburse the Initial Purchaser and the Notice Holders of Transfer Restricted Securities who are selling or reselling Securities pursuant to the "Plan of Distribution" contained in such Shelf Registration Statement for the reasonable fees and disbursements (not exceeding $25,000 in the aggregate) of not more than one counsel, who shall be Latham & Watkins unless another firm shall be chosen by the Notice Holders of a majority in principal amount at maturity of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

         4. Indemnification. (a) The Company and the Guarantors agree to indemnify and hold harmless each Notice Holder and each person, if any, who controls such Notice Holder within the meaning of the Securities Act or the Exchange Act (each Notice Holder and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to such Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company and the Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to such Shelf Registration in reliance upon and in conformity with written information pertaining to such Notice Holder and furnished to the Company or the Guarantors by or on behalf of such Notice Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to any Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Notice Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Notice Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Notice Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company and the Guarantors had previously furnished copies thereof to such Notice Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have to such Indemnified Party. The Company and the Guarantors shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Notice Holders of the Securities if requested by such Notice Holders.

         (b) Each Notice Holder, severally and not jointly, will indemnify and hold harmless the Company and the Guarantors and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or the Guarantors or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to such Shelf Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Notice Holder and furnished to the Company or the Guarantors by or on behalf of such Notice Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company or the Guarantors or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Notice Holder may otherwise have to the Company or the Guarantors or any of its controlling persons.

         (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party in writing of the commencement thereof; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 4 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 4. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Shelf Registrations, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor, as the case may be, on the one hand or such Notice Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors, and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 4(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 4(d), the Notice Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Notice Holders from the sale of the Securities pursuant to any Shelf Registration Statement exceeds the amount of damages which such Notice Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company or any Guarantor.

         (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statements and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         5. Holders Obligations. Each Holder agrees, by acquisition of the Transfer Restricted Securities, that no Holder of Transfer Restricted Securities shall be entitled to sell any of such Transfer Restricted Securities pursuant to any Shelf Registration Statement or to receive a prospectus relating thereto, unless such Holder has furnished the Company and the Guarantors with a Notice and Questionnaire as required pursuant to Section 1(d) hereof and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company and the Guarantors all information required to be disclosed in order to make the information previously furnished to the Company and the Guarantors by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Transfer Restricted Securities as the Company and the Guarantors may from time to time reasonably request. Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the prospectus delivered by such Holder in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading. Each Holder shall notify the Company no later than three (3) business days prior to any proposed sale by such Holder pursuant to a Shelf Registration Statement of such proposed sale which notice shall be effective for five (5) business days. Each Holder agrees that within ten (10) business days of any sale, disposition or other transfer of Securities, whether pursuant to a Shelf Registration Statement or exemption from registration under the Securities Act, such Holder shall provide written notice to the Company and the Guarantors specifying the amount of Securities sold, disposed of or transferred and the name and address of the transferee of such Securities. Each Holder acknowledges that such Holder, when it sells Securities pursuant to a Shelf Registration Statement, will be required to be named as a selling securityholder in the related prospectus, will be required to deliver a prospectus to the purchaser, and will be subject to certain of the civil liability provisions under the Securities Act in connection with such Holder's sale.

         6. Additional Interest as Liquidated Damages Under Certain Circumstances. (a) Additional interest as liquidated damages (the "ADDITIONAL INTEREST") shall accrue on the Notes as provided below if. and only if, any of the following events shall occur (each such event in clauses (i) through (iii) below being herein called a "REGISTRATION DEFAULT"):

          (i) a Shelf Registration Statement with respect to the Notes and the Shares required by this Agreement is not filed with the Commission on or prior to the Filing Deadline;

         (ii) a Shelf Registration Statement with respect to the Notes and the Shares required by this Agreement is not declared effective by the Commission on or prior to the Effectiveness Deadline; or

         (iii) a Shelf Registration Statement required by this Agreement has been declared effective by the Commission but at any time after the Effectiveness Deadline (A) such Shelf Registration Statement ceases to be effective or (B) such Shelf Registration Statement or the related prospectus fails to be usable in connection with resales of Transfer Restricted Securities (other than pursuant to Section 2(c) hereof) and
                  (1) the Company fails to cure the Registration Default within five (5) business days by a post-effective amendment or a report filed pursuant to the Exchange Act or (2) if applicable, the Company does not terminate the Deferral Period by the 45th or 75th day, as applicable.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

         Additional Interest shall accrue daily on the Notes over and above the interest set forth in the title of the Notes from and including the day following the date on which a Registration Default shall occur until, but excluding, the earlier of the day on which all Registration Defaults have been cured and the second anniversary of the last date of original issuance of the Notes at a rate of 0.25% per annum of the Applicable Amount (as defined below) to and including the 120th day following such Registration Default and at a rate of 0.50% of the Applicable Amount (as defined below) from and after the 121st day following such Registration Default (the "ADDITIONAL INTEREST RATE"); provided, however, that the Company and the Guarantors shall in no event be required to pay Additional Interest in respect of more than one Registration Default at any one time. In the event a Holder has converted some or all of its Notes into Shares, the Holder shall be entitled to receive Additional Interest as provided above calculated on the principal amount at maturity of the Notes so converted, except to the extent such Shares have been registered. The "Applicable Amount" shall equal the sum of the initial issue price of such Notes plus accrued original issue discount with respect to such Notes through the date of determination, or, if a Holder has converted some or all of its Notes into Shares, such sum calculated as if such Notes were then outstanding, except to the extent such Shares have been registered. Notwithstanding anything to the contrary set forth herein, (1) upon filing the Notes Shelf Registration Statement, in the case of clause (i) above, (2) upon the effectiveness of the Notes Shelf Registration Statement, in the case of clause (ii) above, and (3) upon the filing of a post-effective amendment or report as contemplated above, in the case of clause (iii) above, Additional Interest shall cease to accrue on the Notes. In no event will Additional Interest accrue at a rate per year in excess of 0.50%.

         (b) Any amounts of Additional Interest due pursuant to Section 6(a) will be payable in cash semi-annually in arrears on each May 25 and November 25, with the first semi-annual payment due on the first such payment date after which a Registration Default occurs. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the initial issue price of the Notes plus accrued original issue discount with respect to such Notes through the date of determination and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months) and the denominator of which is 360. A Holder will not be entitled to Additional Interest as provided in Section 6 hereof unless such Holder has timely delivered to the Company a duly completed Notice and Questionnaire, together with such other information reasonably requested of such Holder in accordance with this Agreement.

         (c) "TRANSFER RESTRICTED SECURITIES" means each Security until the earliest to occur of (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         7. Rules 144 and 144A. The Company and each Guarantor agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding and for any period in which the Company or such Guarantor (i) is not subject to
Section 13 or 14 of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144(d)(4) under the Securities Act in order to permit resale of such Transfer Restricted Securities pursuant to Rule 144A, and
(ii) is subject to Section 13(g) or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

         8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by the Shelf Registrations are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Notice Holders of a majority in aggregate principal amount at maturity of such Transfer Restricted Securities to be included in such offering (provided that the Holders of Shares issued upon conversion of Notes shall not be deemed Holders of Shares, but shall be deemed to be Holders of the aggregate principal amount at maturity of Notes from which such Shares were converted) and shall be reasonably acceptable to the Company.

         No Holder may participate in any underwritten registration hereunder unless such person (i) agrees to sell such Holder's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires (including the Notice and Questionnaire), powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9.  Miscellaneous.

         (a) Remedies. The sole and exclusive remedy of a Holder with respect to any Registration Default shall be Additional Interest as provided in Section 6 hereof.

         (b) No Inconsistent Agreements. The Company and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or the Guarantors' securities under any agreement in effect on the date hereof.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company, the Guarantors and the written consent of the Holders of a majority in principal amount at maturity of the Transfer Restricted Securities (provided that the Holders of Shares issued upon conversion of Notes shall not be deemed Holders of Shares, but shall be deemed to be Holders of the aggregate principal amount at maturity of Notes from which such Shares were converted) affected by such amendment, modification, supplement, waiver or consents.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail (registered or certified, return receipt requested), facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder, that is not a Notice Holder, at the address of such Holder as set forth on the records of the Registrar under the Indenture, with a copy to such Registrar.

                  (2) if to a Notice Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto.

                  (3)  if to the Initial Purchaser;

                           Salomon Smith Barney Inc.
                           388 Greenwich Street
                           New York, NY 10013
                           Fax No.:  (212) 816-7491
                           Attention:  Dan Guglielmone

         with a copy to:

                           Latham & Watkins
                           885 Third Avenue
                           New York, NY 10022-4802
                           Fax No.:  (212) 906-1200
                           Attention:  Raymond Y. Lin

                  (4) if to the Company or the Guarantors, at its address as follows:

                           Starwood Hotels & Resorts Worldwide, Inc.
                           777 Westchester Avenue
                           White Plains, New York  10604
                           Fax No.:  (914) 640-8260
                           Attention:  General Counsel
         with a copy to:

                           Sidley Austin Brown & Wood
                           875 Third Avenue
                           New York, New York 1002
                           Fax No.:  (212) 906-2021
                           Attention: Scott M. Freeman

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (f) Successors and Assigns. This Agreement shall be binding upon the Company and the Guarantors and their successors and assigns; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of the Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Securities Held by the Company and Guarantors. Whenever the consent or approval of Holders of a specified percentage of principal amount at maturity of Securities is required hereunder, Securities held by the Company, the Guarantors or their affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchaser, the Company and the Guarantors in accordance with its terms.

                                  Very truly yours,

                                  STARWOOD HOTELS & RESORTS
                                  WORLDWIDE, INC., a Maryland corporation


                                  By:    /s/ Jared Finkelstein
                                     --------------------------------
                                  Name: Jared Finkelstein
                                  Title: Vice President and Associate
                                         General Counsel


                                  STARWOOD HOTELS & RESORTS,
                                  a Maryland real estate investment trust

                                  By:     /s/ Jared Finkelstein
                                      -------------------------------
                                  Name: Jared Finkelstein
                                  Title: Vice President and Assistant Secretary

                                  SLT REALTY LIMITED PARTNERSHIP,
                                  a Delaware limited partnership


                                  By:    Starwood Hotels & Resorts,
                                         Maryland real estate investment trust,
                                         its general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary


                                  SHERATON HOLDING CORPORATION
                                  (f/k/a ITT Corporation), a Nevada corporation

                                  By:    /s/ Jared Finkelstein
                                     ----------------------------------------
                                  Name: Jared Finkelstein
                                  Title: Vice President and Assistant Secretary


                                  STARWOOD HOTELS & RESORTS HOLDINGS,
                                  INC., an Arizona corporation

                                  By:    /s/ Jared Finkelstein
                                     ----------------------------------------
                                  Name: Jared Finkelstein
                                  Title: Vice President and Assistant Secretary


                                  CHARLESTON HOTEL ASSOCIATES, LLC,
                                  a New Jersey limited liability company,


                                  CRYSTAL CITY HOTEL ASSOCIATES, LLC,
                                  a New Jersey limited liability company,


                                  LONG BEACH HOTEL ASSOCIATES, LLC,
                                  a New Jersey limited liability company,


                                  SANTA ROSA HOTEL ASSOCIATES, LLC,
                                  a New Jersey limited liability company,


                                  SLT ALLENTOWN LLC,
                                  a Delaware limited liability company,


                                  SLT ARLINGTON LLC,
                                  a Delaware limited liability company,


                                  SLT ASPEN DEAN STREET, LLC,
                                  a Delaware limited liability company,


                                  SLT BLOOMINGTON LLC,
                                  a Delaware limited liability company,


                                  SLT DANIA LLC,
                                  a Delaware limited liability company,

                                  SLT DC MASSACHUSETTS AVENUE, LLC,
                                  a Delaware limited liability company,


                                  SLT INDIANAPOLIS LLC,
                                  a Delaware limited liability company,


                                  SLT KANSAS CITY LLC,
                                  a Delaware limited liability company,


                                  SLT LOS ANGELES LLC,
                                  a Delaware limited liability company,


                                  SLT MINNEAPOLIS LLC,
                                  a Delaware limited liability company,


                                  SLT PALM DESERT LLC,
                                  a Delaware limited liability company,


                                  SLT PHILADELPHIA LLC,
                                  a Delaware limited liability company,


                                  SLT REALTY COMPANY, LLC,
                                  a Delaware limited liability company,


                                  SLT SAN DIEGO LLC,
                                  a Delaware limited liability company,


                                  SLT SOUTHFIELD LLC,
                                  a Delaware limited liability company,


                                  SLT ST. LOUIS LLC,
                                  a Delaware limited liability company,


                                  SLT TUCSON LLC,
                                  a Delaware limited liability company,


                                  STARLEX LLC,
                                  a New York limited liability company,


                                  STARWOOD ATLANTA II LLC,
                                  a Delaware limited liability company,


                                  STARWOOD ATLANTA LLC,
                                  a Delaware limited liability company,


                                  STARWOOD MISSION HILLS, L.L.C.,
                                  a Delaware limited liability company,


                                  STARWOOD NEEDHAM LLC,
                                  a Delaware limited liability company,

                                  STARWOOD WALTHAM LLC,
                                  a Delaware limited liability company,


                                  By:    SLT Realty Limited Partnership, a
                                         Delaware limited partnership, the
                                         managing member of each of the above
                                         listed entities

                                  By:    Starwood Hotels & Resorts, a Maryland
                                         real estate investment trust, its
                                         general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary


                                  BW HOTEL REALTY, LP,
                                  a Maryland limited partnership,


                                  CP HOTEL REALTY, LP,
                                  a Maryland limited partnership,


                                  EDISON HOTEL ASSOCIATES, LP,
                                  a New Jersey limited partnership,


                                  NOVI HOTEL ASSOCIATES, LP,
                                  a Delaware limited partnership,


                                  PARK RIDGE HOTEL ASSOCIATES LP,
                                  a Delaware limited partnership,


                                  SLT FINANCING PARTNERSHIP,
                                  a Delaware general partnership,


                                  SLT HOUSTON BRIAR OAKS, LP,
                                  a Delaware limited partnership,


                                  VIRGINIA HOTEL ASSOCIATES, LP,
                                  a Delaware limited partnership,

                                  PRUDENTIAL HEI JOINT VENTURE,
                                  a Georgia general partnership,


                                  By:    SLT Realty Limited Partnership, a
                                         Delaware limited partnership, the
                                         general partner of each of the above
                                         listed entities

                                  By:    Starwood Hotels & Resorts, a Maryland
                                         real estate investment trust, its
                                         general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary


                                  HEI HOTELS, L.L.C.,
                                  a Delaware limited liability company,


                                  SLC CENTRAL PARK SOUTH, LLC,
                                  a Delaware limited liability company,


                                  SLC INDIANAPOLIS LLC,
                                  a Delaware limited liability company,


                                  STARWOOD MANAGEMENT COMPANY, LLC,
                                  a Delaware limited liability company,


                                  By:    SLC Operating Limited Partnership, a
                                         Delaware limited partnership, the
                                         managing member of each of the above
                                         listed entities

                                  By:    Starwood Hotels & Resorts Worldwide,
                                         Inc., a Maryland corporation, its
                                         general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary


                                  SLC OPERATING LIMITED PARTNERSHIP,
                                  a Delaware limited partnership,

                                  By:    Starwood Hotels & Resorts Worldwide,
                                         Inc.,  a Maryland corporation, its
                                         general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary

                                  MILWAUKEE BROOKFIELD LP,
                                  a Wisconsin limited partnership,

                                  By:    SLC Operating Limited Partnership, a
                                         Delaware limited partnership, the
                                         general partner of each of the above
                                         listed entities

                                  By:    Starwood Hotels & Resorts Worldwide,
                                         Inc., a Maryland corporation, its
                                         general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary


                                  ITT BROADCASTING CORP.,
                                  a Delaware corporation

                                  By:    /s/ Jared Finkelstein
                                     ----------------------------------------
                                  Name: Jared Finkelstein
                                  Title: Vice President and Assistant Secretary


                                  THE SHERATON CORPORATION
                                  (f/k/a ITT Sheraton Corporation), a Delaware corporation,


                                  DESTINATION SERVICES OF SCOTTSDALE,
                                  INC., a Delaware corporation,


                                  GENERAL FIDUCIARY CORPORATION,
                                  a Massachusetts corporation,


                                  GLOBAL CONNEXTIONS INC.,
                                  a Delaware corporation,


                                  STARWOOD RESERVATIONS CORPORATION
                                  (f/k/a ITT Sheraton Reservations Corporation), a Delaware corporation,


                                  MANHATTAN SHERATON CORPORATION,
                                  a New York corporation,


                                  SAN DIEGO SHERATON CORPORATION,
                                  a Delaware corporation,


                                  SAN FERNANDO SHERATON CORPORATION,
                                  a Delaware corporation,


                                  SHERATON 45 PARK CORPORATION,
                                  a Delaware corporation,


                                  SHERATON ASIA-PACIFIC CORPORATION,
                                  a Delaware corporation,

                                  SHERATON BOSTON CORPORATION
                                  a Massachusetts corporation,


                                  SHERATON CALIFORNIA CORPORATION,
                                  a Delaware corporation,


                                  SHERATON FLORIDA CORPORATION,
                                  a Delaware corporation,


                                  SHERATON HARBOR ISLAND CORPORATION,
                                  a Delaware corporation,


                                  SHERATON HAWAII HOTELS CORPORATION,
                                  a Hawaii corporation,


                                  SHERATON INTERNATIONAL, INC.,
                                  a Delaware corporation,


                                  SHERATON INTERNATIONAL DE MEXICO, INC.,
                                  a Delaware corporation,


                                  SHERATON MANAGEMENT CORPORATION,
                                  a Delaware corporation,


                                  SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,


                                  SHERATON WARSAW CORPORATION,
                                  a Delaware corporation,


                                  SHERATON MIAMI CORPORATION,
                                  a Delaware corporation,


                                  SHERATON MIDDLE EAST MANAGEMENT CORPORATION, a Delaware corporation,


                                  SHERATON NEW YORK CORPORATION,
                                  a New York corporation,


                                  SHERATON OVERSEAS TECHNICAL SERVICES
                                  CORPORATION,
                                  a Delaware corporation,


                                  SHERATON PEACHTREE CORPORATION,
                                  a Delaware corporation,


                                  SHERATON PHOENICIAN CORPORATION,
                                  a Delaware corporation,

                                  SHERATON SAVANNAH CORPORATION,
                                  a Delaware corporation,


                                  ST. REGIS SHERATON CORPORATION,
                                  a New York corporation,


                                  WORLDWIDE FRANCHISE SYSTEMS, INC.,
                                  a Delaware corporation,


                                  SHERATON VERMONT CORPORATION,
                                  a Vermont corporation


                                  By:    /s/ Jared Finkelstein
                                     ----------------------------------------
                                  Name: Jared Finkelstein
                                  Title: Vice President and Assistant Secretary


                                  HUDSON SHERATON CORPORATION LLC,
                                  a Delaware limited liability company

                                  By:    The Sheraton Corporation (f/k/a ITT
                                         Sheraton Corporation), a Delaware
                                         corporation, its managing member

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary


                                  ITT MSG, INC.,
                                  a Delaware corporation

                                  By:    /s/ Jared Finkelstein
                                     ----------------------------------------
                                  Name: Jared Finkelstein
                                  Title: Vice President and Assistant Secretary


                                  W&S DENVER CORP.,
                                  a Delaware corporation,


                                  W&S REALTY CORPORATION OF DELAWARE,
                                  a Delaware corporation,


                                  BENJAMIN FRANKLIN HOTEL, INC.,
                                  a Washington corporation,


                                  LAUDERDALE HOTEL COMPANY,
                                  a Delaware corporation,


                                  WESTIN BAY HOTEL COMPANY,
                                  a Delaware corporation,


                                  CINCINNATI PLAZA COMPANY,
                                  a Delaware corporation,


                                  SOUTH COAST WESTIN HOTEL COMPANY,
                                  a Delaware corporation,

                                  TOWNHOUSE MANAGEMENT INC.,
                                  a Delaware corporation,


                                  WVC RANCHO MIRAGE, INC.,
                                  a Delaware corporation,


                                  WESTIN ASSET MANAGEMENT COMPANY,
                                  a Delaware corporation,


                                  W&S ATLANTA CORP.,
                                  a Delaware corporation,


                                  By:    /s/ Jared Finkelstein
                                     ----------------------------------------
                                  Name: Jared Finkelstein
                                  Title: Vice President and Assistant Secretary


                                  WESTIN SEATTLE HOTEL COMPANY,
                                  a Washington general partnership,

                                  By:    Benjamin Franklin Hotel, Inc.,
                                         its general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary

                                  By:    W&S Realty Corporation of Delaware,
                                         its general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary


                                  WESTIN PREMIER, INC.,
                                  a Delaware corporation,


                                  WESTIN VACATION MANAGEMENT CORPORATION,
                                  a Delaware corporation,


                                  STARWOOD VACATION EXCHANGE COMPANY
                                  (f/k/a Westin Vacation Exchange Company), a Delaware corporation

                                  By:    Starwood Hotels & Resorts Worldwide,
                                         Inc., a Maryland corporation, the sole
                                         stockholder of each of the above listed
                                         entities

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Associate
                                                General Counsel

                                  W&S LAUDERDALE CORP.,
                                  a Delaware corporation,


                                  W&S SEATTLE CORP.,
                                  a Delaware corporation,

                                  By:    SLT Realty Limited Partnership, a
                                         Delaware limited partnership, the sole
                                         stockholder of each of the above listed
                                         entities

                                  By:    Starwood Hotels & Resorts, a Maryland
                                         real estate investment trust, its
                                         general partner

                                         By:    /s/ Jared Finkelstein
                                            ------------------------------------
                                         Name: Jared Finkelstein
                                         Title: Vice President and Assistant
                                                Secretary


                                  DATA MARKETING ASSOCIATES EAST, INC.,
                                  a Florida corporation,


                                  P.O.C. REALTY, INC.,
                                  a Colorado corporation,


                                  VACATION MARKETING SERVICES, INC.,
                                  a Florida corporation,


                                  VACATION TITLE SERVICES, INC.,
                                  a Florida corporation,


                                  VACATIONWORKS, INC.,
                                  a Florida corporation,


                                  VCH COMMUNICATIONS, INC.,
                                  a Florida corporation,


                                  VCH CONSULTING, INC.,
                                  a Florida corporation,


                                  VCH PORTFOLIO SERVICES, INC.,
                                  a Florida corporation,


                                  VCH SALES, INC.,
                                  a Florida corporation,


                                  VCH SYSTEMS, INC.,
                                  a Florida corporation,


                                  VCH TRADEMARK, INC.,
                                  a Florida corporation,


                                  VCM OAKS, INC.,
                                  a Florida corporation,

                                  SVO VISTANA VILLAGES, INC.
                                  (f/k/a VDI2, Inc.),
                                  a Florida corporation,


                                  VISTANA ACCEPTANCE CORP.,
                                  a Florida corporation,


                                  VISTANA CAVE CREEK, INC.
                                  an Arizona corporation,


                                  VISTANA DEVELOPMENT, INC.,
                                  a Florida corporation d/b/a
                                  Vistana Development, Ltd.,


                                  SVO EAST, INC. (f/k/a Vistana East, Inc.), a Florida corporation,


                                  SVO INTERNATIONAL, INC.
                                  (f/k/a Vistana International, Inc.),
                                  a Florida corporation,


                                  SVO MANAGEMENT, INC.
                                  (f/k/a Vistana Management, Inc.),
                                  a Florida corporation d/b/a
                                  Vistana Management, Ltd.,


                                  SVO MB MANAGEMENT, INC.,
                                  a South Carolina corporation,


                                  VISTANA NJ, INC.,
                                  a New Jersey corporation,


                                  VISTANA OP INVESTMENT, INC.,
                                  a Florida corporation,


                                  VISTANA PSL, INC.,
                                  a Florida corporation,


                                  VISTANA SCOTTSDALE MANAGEMENT, INC.,
                                  an Arizona corporation,


                                  SVO WEST, INC. (f/k/a Vistana West, Inc.), a Florida corporation,


                                  POINTS OF COLORADO, INC.,
                                  a Colorado corporation,

                                  STARWOOD VACATION OWNERSHIP, INC.
                                  (f/k/a Vistana, Inc.), a Florida corporation

                                  By:      /s/ Susan Werth
                                     -----------------------------------------
                                  Name: Susan Werth
                                  Title: Senior Vice President, General Counsel,
                                         Secretary


                                  SVO PACIFIC, INC.
                                  (f/k/a Vistana Pacific, Inc.),
                                  a Florida corporation

                                  By:      /s/ Susan Werth
                                     -----------------------------------------
                                  Name: Susan Werth
                                  Title: Senior Vice President/Law, Secretary


                                  SVO ARIZONA, INC.,
                                  an Arizona corporation

                                  By:      /s/ Susan Werth
                                     -----------------------------------------
                                  Name: Susan Werth
                                  Title: Senior Vice President/Law, Secretary


                                  SVO CALIFORNIA, INC.,
                                  an California corporation

                                  By:      /s/ Susan Werth
                                     -----------------------------------------
                                  Name: Susan Werth
                                  Title: Senior Vice President/Law, Secretary


                                  SVO CALIFORNIA MANAGEMENT, INC.,
                                  an California corporation

                                  By:      /s/ Susan Werth
                                     -----------------------------------------
                                  Name: Susan Werth
                                  Title: Senior Vice President/Law, Secretary


                                  SUCCESS OF ARIZONA, L.L.C.,
                                  an Arizona limited liability company,


                                  SUCCESS OF COLORADO, L.L.C.,
                                  a Nevada limited liability company,

                                  FIESTA VACATIONS, L.L.C.,
                                  an Arizona limited liability company,

                                  By:    SVO West, Inc. (f/k/a Vistana West,
                                         Inc.), a Florida corporation,
                                         its Manager

                                         By:      /s/ Susan Werth
                                            -----------------------------------
                                         Name: Susan Werth
                                         Title: Senior Vice President/Law,
                                                Secretary


                                  SUCCESS DEVELOPMENTS, L.L.C.,
                                  an Arizona limited liability company

                                  By:    Points of Colorado, Inc., a Colorado
                                         corporation, its Manager

                                         By:      /s/ Susan Werth
                                            -----------------------------------
                                         Name: Susan Werth
                                         Title: Senior Vice President/Law,
                                                Secretary


                                  SUCCESS OF COLORADO REALTY, L.L.C.,
                                  a Nevada limited liability company

                                  By:    Success of Colorado, L.L.C., a Nevada
                                         limited liability company, a member

                                  By:    SVO West, Inc. (f/k/a Vistana West,
                                         Inc.), a Florida corporation,
                                         its Manager

                                         By:      /s/ Susan Werth
                                            -----------------------------------
                                         Name: Susan Werth
                                         Title: Senior Vice President/Law,
                                                Secretary

         The foregoing Registration Rights
         Agreement is hereby confirmed and
         accepted as of the date first
         above written.

         SALOMON SMITH BARNEY INC.


         by
                /s/ Dan Guglielmone
              -----------------------------------
              Name: Dan Guglielmone
              Title: Director